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                                                                  Exhibit 10.42


                 2002 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                                  GRANT NOTICE

Optionee:                               Date:
         -------------------------------     -----------------------------------

                           ISIS PHARMACEUTICALS, INC.
                      NON-STATUTORY STOCK OPTION AGREEMENT

ISIS PHARMACEUTICALS, INC. (the "Company"), pursuant to its 2002 Non-Employee Directors' Stock Option Plan (the "Plan"), hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement (Attachment I hereto), the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

                                 Number of Shares Subject to Option:
                                                                    ------------

VESTING SCHEDULE:
         NUMBER OF SHARES (INSTALLMENT)      DATE OF EARLIEST EXERCISE (VESTING)
         ------------------------------      -----------------------------------

         ------------------------------      -----------------------------------

         ------------------------------      -----------------------------------

         ------------------------------      -----------------------------------


Exercise Price Per Share:           1        Expiration Date:                  2
                          ----------                         ------------------

Isis Pharmaceuticals, Inc.

By:                                          Optionee:
   -------------------------------------              --------------------------
Duly authorized on behalf of
  the Board of Directors                             Address:

OPTIONEE:

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

         OTHER AGREEMENTS:
                          ------------------------------------------------------

                          ------------------------------------------------------

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1 Not less than 100% of the fair market value of the Common Stock on the date of grant of this option.
2 Less than 10 years from the date of grant of this option.

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                           ISIS PHARMACEUTICALS, INC.
                 2002 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT
                           (NONSTATUTORY STOCK OPTION)

         Pursuant to your Stock Option Grant Notice ("Grant Notice") and this Stock Option Agreement, Isis Pharmaceuticals, Inc. (the "Company") has granted you an option under its 2002 Non-Employee Directors' Stock Option Plan (the "Plan") to purchase the number of shares of the Company's Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

         The details of your option are as follows:

1. VESTING. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

2. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan.

3. METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may make payment of the exercise price in cash or by check.

4. WHOLE SHARES. You may exercise your option only for whole shares of Common Stock.

5. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option must also comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

6. TERM. You may not exercise your option before the commencement of its term or after its term expires. Unless otherwise provided in Section 11(d) of the Plan, the term of your option commences on the Date of Grant and expires upon the EARLIEST of the following:

(a) 3 months after the termination of your Continuous Service for any reason other than your Disability or death, provided that if during any part of such 3 month period your option is not exercisable solely because of the condition set forth in the preceding paragraph relating to "Securities Law Compliance," your option shall not expire until the earlier of the Expiration

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     Date or until it shall have been exercisable for an aggregate period of 3 months after the termination of your Continuous Service;

(b) 12 months after the termination of your Continuous Service due to your Disability;

(c) 18 months after your death if you die either during your Continuous Service or within 3 months after your Continuous Service terminates; or

(d)  the day before the 10th anniversary of the Date of Grant.

7.       EXERCISE.

(a) You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b) The minimum number of shares with respect to which this option may be exercised at any one time is 1,000, unless the number of shares available for exercise (that is, the remaining vested shares equals less than 1,000 shares, in which case the minimum number of shares exercised must equal the number of shares then vested.

(c) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.

8. TRANSFERABILITY. This option is not transferable except by will or by the laws of descent and distribution, and is exercisable during your lifetime only by you; notwithstanding the foregoing, you may transfer part or all of this option to any of the following:

                  (i) your spouse, children (by birth or adoption), stepchildren, grandchildren, or parents;

                  (ii) a trust or other entity established solely for your benefit or the benefit of your spouse, children (by birth or adoption), stepchildren, grandchildren, or parents for estate planning purposes; or,

                  (iii)    an organization which is exempt from taxation under
Section 501(c)(3) of the Code or to which tax-deductible charitable contributions may be made under Section 170 of the Code.

         Furthermore, you may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of your death, will thereafter be entitled to exercise the option.


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9.       RIGHT OF REPURCHASE. To the extent provided in the Company's bylaws as amended from time to time, the Company shall have the right to repurchase all or any part of the shares of Common Stock you acquire pursuant to the exercise of your option.

10. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

11. WITHHOLDING OBLIGATIONS. You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein.

12. NOTICES. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, 5 days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

13. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.


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